UNITED STATES
           SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C.  20549

                             FORM 8-K

                           CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):      September 15, 1999


                    Eaglemark, Inc.
   (Exact name of registrant as specified in its charter)

             Nevada                          333-21793               88-0292891
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)


4150 Technology Way
Carson, City, Nevada                                        89706
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:      (702) 885-1200

Item 5. Other Events
   The registrant is filing final forms of the exhibit listed in Item 7 (c).

Item 7.     Monthly Statements and Exhibits

(a)    Financial Statements:  None

(b)    Pro Forma Financial Information:   None

(c)    Exhibits: Monthly Servicer Report


           Harley-Davidson Eaglemark Motorcycle Trust 1999-1
$127,000,000 5.25% Harley-Davidson Motorcycle Contract Backed Notes, Class A-1
 $56,300,000 5.52% Harley-Davidson Motorcycle Contract Backed Notes, Class A-2 $11,700,000 6.71% Harley-Davidson Motorcycle Contract Backed Certificates
                                      Monthly Report

For the Distribution Date    09/15/99



A. Calculation of the Monthly Principal
 1. A. Principal Balance of the Contracts as of the first day of the Due Period preceding the Due Period in which the Payment Date Occurs, 171920019.65 plus
    B.  Prefunded Amount on such day referred to in 1.A. above             0.00

   Sum of 1.A and 1.B                                              171920019.65

 2. A.  Principal Balance of the Contracts as of the first day of the Due Period
        in which the Payment Date occurs, plus                     165786252.82

    B.  Pre-Funded Amount as of the first day of the Due Period in which such
        Payment Date occurs, plus                                          0.00

    C.  The Special Mandatory Redemption Amounts, if any, paid during
          such Due Period or payable on such Payment Date                  0.00

       Sum of 2.A, 2.B, and 2.C                                    165786252.82


B. Calculation of Principal Distributable Amount (as defined in Article I
       of the Sale and Servicing Agreement), (from A, 1 minus 2)   6,133,766.83

C. Calculation of Available Interest (as defined in Article I of the Sale
       and Servicing Agreement)                                    1,823,173.07

D. Calculation of Note Monthly Principal Distributable Amount

    1. Note Percentage for such Distribution Date

    a. For each Distribution Date to but excluding the Distribution Date
       on which the principal amount of the Class A-1 Notes is           100.00%
       reduced to zero

   b . On the Distribution Date on which the principal amount of the Class A-1
       Notes is reduced to zero, 100% until the principal amount of the Class
       A-2 Notes has been reduced to zero                                100.00%

    c. After the principal amount of the Class A-2 Notes have been reduced
       to zero                                                             0.00%

    2. Principal Distributable Amount (from B)                     6,133,766.83

    3. Note Monthly Principal Distributable Amount

    a. Class A-1 Notes (D. 1(a) multiplied by D.2 until
       of Class A-1 Notes Principal Balance is zero)               6,133,766.83

    b. Class A-2 Notes (D. 1(a) multiplied by D.2 until
       of Class A-2 Notes Principal Balance is zero)                       0.00

    c. Note Principal Carryover Shortfall                                  0.00

    d. Special Mandatory Redemption Amounts (from Pre-Funding Account as
       defined in Article I of the Sale and Servicing Agreement)           0.00

   e.  Note Monthly Principal Distributable Amount (the sum of     6,133,766.83
       items 3 (a), 3 (b) and 3 (c)

E. Calculation of Note Monthly Interest Distributable Amount
    1. Class A-1 Interest Rate           5.250%

    2. Class A-2 Interest Rate           5.520%

    3. One-twelfth of the Class A-1 Interest Rate time the Class A-1 Note Balance from and including the fifteenth day of the month based on a 360-day year of 12 months and 30 days each (or from and including the Closing Date with respect to the first Distribution Date) to but excluding the fifteenth day of the month of the
       current Distribution Date                                     454,650.09
    4. One-twelfth of the Class A-2 Interest Rate time the Class A-2 Note Balance from and including the fifteenth day of the month based on a 360-day year of 12 months and 30 days each (or from and including the Closing Date with respect to the first Distribution Date) to but excluding the fifteenth day of the month of the
       current Distribution Date                                     258,980.00
    5. Interest Carryover Shortfall for such Distribution Date             0.00

    6. Note Monthly Interest Distributable Amount (the sum of items 3,
       4, 5)                                                         713,630.09

F. Calculation of Note Monthly Distributable Amount  (sum of       6,847,396.92
   D.3 (e) plus E.6.)

F1.The remaining Class A-1 Certificate Balance after giving effect to the
   Distribution of Monthly Principal on such Distribution Date      97786252.82

F2.The remaining Class A-2 Certificate Balance after giving effect to the
   distribution of Monthly Principal on such Distribution Date    56,300,000.00

G. Calculation of Certificate Principal Distributable Amount

    1. Certificate Balance                                        11,700,000.00

    2. Available Principal                                                 0.00

    3. Certificate Percentage for each respective Distribution Date

    a. for each Distribution Date to but excluding the Distribution Date on which the Principal Amount of the Class A-2 Notes is
       reduced to zero                                                     0.00%

    b. on any Distribution Date to but excluding the Distribution Date on which the Principal Amount of the Class A-2 Notes is
       reduced to zero                                                     0.00%

    c. thereafter                                                        100.00%

   4(a)Available Principal multiplied by the Certificate Percentage for such
       Distribution Date                                                   0.00

   (b) Certificate Principal Carryover Shortfall for such                  0.00
       Distribution Date

    5. Certificate Principal Distributable Amount (the sum                 0.00
       of 4. (a) and 4. (b))

H. Calculation of Certificate Interest Distributable Amount
    1. Certificate Pass-Through Rate      6.71%

   2(a)One-twelfth of the Cert. Pass-Through Rate times the Certificate Balance
       On the immediately preceding Distribution Date, after giving effect to all payments of principal to the Certificateholders and such preceding Distribution Date on the original Principal Amount of the Certificates)
       based on a 360-day year of 12 months and 30 days each.         65,422.50

   2(b)Certificate Interest Carryover Shortfall for such                   0.00
       Distribution Date
    3. Certificate Interest Distributable Amount (sum of              65,422.50
        2.(a) and 2.(b))
I. Calculation of Certificate Distributable Amount (sum of            65,422.50
   G.5 and H.3)

J. Fees
   1. The Monthly Servicing Fee for such Payment Date (1/12 of the product of 1% and the Principal Balance of the Contracts as of the beginning of the
       related Due Period)                                           143,266.68

   2.  Late Payment Fees for such Distribution Date                        0.00

   3.  Extension Fees for such Distribution Date                           0.00

   4.  Owner Trustee Fees                                                  0.00

   5.  The Trustee Fee for such Payment Date excluding expense component (1/12 of the product of .009% and the Principal Balance of the Contracts as of the beginning of the related Due Period and the Pre-Funded Amount as of the beginning of such Period; provided however,
       in no event shall such fee be less than $200.00 per month)      1,289.40

K. Calculation of the Available Funds for Such Payment Date
   1.  The amount of funds deposited into the Collection Account pursuant to
       Section 5.05 (b) of the Sale and Servicing Agreement with respect to the related Due Period

       a.  All amounts received by the Servicer with respect to the Contracts:
       (i) Principal                                               5,979,496.85

       (ii)Interest & Fees                                         1,823,173.07


       b.  All Net Liquidation Proceeds                               78,418.83

       c. The aggregate of the Repurchase Prices for Contracts required to be repurchased by the Seller as described in Section 7.08 of the Sale
            and Servicing Agreement                                        0.00

       d.  All Advances made by Servicer pursuant to Section 7.03 (a)
            of the Sale and Servicing Agreement                      123,156.10

       e. All amounts paid by the Seller in connection with an optional repurchase of the Contracts described in Section 7.10 of the Sale
            and Servicing Agreement                                        0.00

       f. All amounts obtained from the Collateral Agent in respect of Carrying Charges to be deposited into the Collection Account on the upcoming Payment Date pursuant to Section 7.03(b) Sale and Servicing
           Agreement                                                       0.00

       g. All amounts received in respect of interest, dividends, gains, income and earnings on investments of funds in the Trust Accounts as contemplated in Section 5.05 (b) (vii) of the Sale 41,797.85 and Servicing Agreement
       h.  Total amount of funds deposited into the Collection Account pursuant
            to Section 5.05 (b) (the sum of a. through g.)         8,046,042.70

   2. The amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses (ii) through (iv) of Section 7.05 (a) of the Sale and Servicing Agreement with respect to the related Due Period

       a. Amounts to be withdrawn to reimburse the Servicer for Advances in accordance with Section 7.03 (a) of the Sale and Servicing
            Agreement                                                105,238.71

       b.  Amounts to be paid to the Servicer in respect of the Monthly
            Servicing Fee for the related Due Period                 143,266.68

       c.  Amounts to be paid to the Indenture Trustee in respect of the
             Indenture Trustee's Fee for the related Due Period        1,289.40


       d.  Amounts to be paid related to Owmer Trustee Fees                0.00

       e. Other amounts required or authorized to be withdrawn from the Collection Account pursuant to the Sale and Servicing Agreement
           Excess Funds                                              883,428.49

       f. Total amount of funds permitted to be withdrawn from the Collection Account pursuant to Section 7.05(a) of the Sale and Servicing Agreement with respect to the related Due Period
            (sum of a. through e.)                                 1,133,223.28

   3.  The Available Funds for such Distribution Date              6,912,819.42
        (1.h. minus 2.f.)

   4. The Available Funds otherwise distributable to the Certificateholders that will be distributed to the Noteholders on
       such Distribution Date                                              0.00

L. The shortfall of Available Funds for such Payment Date to pay either the Note Distributable Amount or Certificate Distributable Amount
    (the Available Funds for such Distribution Date minus the sum of the
   Note Distributable Amount as set forth in F. and the
   Certificate Distributable Amount as set forth in I.).                  (0.00)

M. The amount to be withdrawn from the Reserve Fund on such distribution
   Date to cover the Note Distributable Amount or the
   Certificate Distributable Amount for such Distribution Date.      147,209.67

N. Interest Earnings on the Reserve Fund                              12,132.48

O. 1.  The amount to be deposited in the Reserve Fund on such
       Payment Date                                                       (0.00)

   2. The amount on deposit in the Reserve Fund after giving effect to deposits and withdrawals therefrom on such Distribution Date 4,298,000.49

P. The Reserve Fund Requisite Amount for such distribution Date is
   2.50% of the Principal Balance of the Contracts in the Trust as of the first day of the immediately preceding Due Period plus $585,000 initial deposit set for the Certificate class; however, in the event a Reserve Fund Trigger Event occurs with respect to a Distribution Date and has not terminated for three consecutive Distribution Dates (inclusive) such amount shall be equal to 6.00% of the Principal Balance of the Contracts in the Trust as of the first
   day of the immediately preceding Due Period and $585,000.       4,298,000.49

Q. The Pool Factor
 1.Class A-1 Note Factor immediately before such Distribution Date 81.8267872% 2.Class A-2 Note Factor immediately before such Distribution Date 100.0000000%
 3.Certificate Class Pool Factor immediately before such            100.0000000%
      Distribution Date

 4.Class A-1 Note Factor immediately after such Distribution Date    76.9970495%
 5.Class A-2 Note Factor immediately after such Distribution Date   100.0000000%
 6.Certificate Class Pool Factor immediately after such             100.0000000%
      Distribution Date

R. Delinquent Contracts
   1.        31-59 Days                      #                264    3036791.07

   2.        60-89 Days                      #                 86    1004873.95

   3.        90 or More Days                 #                 44     566285.12

S. Liquidated Contracts
   1.  Total Liquidated Contracts            #                 15     160750.49

   2.  Identity (Attach)

   3.  Liquidation Proceeds for the Due Period                        78,418.83

   4.  Liquidation Expenses for the Due Period                             0.00

   5.  Net Liquidation Proceeds for the Due Period                    78,418.83

   6.  Net Liquidation Losses for the Due Period                      82,331.66

T. Advances
   1.  Unreimbursed Advances Prior to Such Distribution Date         105,238.71

   2.  Amount paid to Servicer on such Distribution Date to reimburse Servicer
       for such unreimbursed Advances                                105,238.71

   3.  Amount of Delinquent Interest for such Distribution Date      123,156.10

   4. Amount of new Advances on such Distribution Date (if such amount is less than the amount of Delinquent Interest, attach the certificate required
       by Section 7.03 of the Sale and Servicing Agreement)          123,156.10

   5.  Total of unreimbursed Advances after new Advances on such
          Distribution Date                                          123,156.10

U. Repurchased Contracts
   1.  Number of Contracts to be repurchased by the Seller pursuant to Section
       7.08 of the Sale and Servicing Agreement                               0

   2.  Principal Amount of such Contracts                                  0.00

   3.  Related Repurchase Price of such Contracts                          0.00

V. Contracts
   1.  Number of Contracts as of beginning of Due Period                 15,218

   2. Principal Balance of Contracts as of beginning of Due Period 171920019.65

   3.  Number of Contracts as of end of Due Period                       14,814

   4.  Principal Balance of Contracts as of end of Due Period      165786252.82

   5.  Prefunded Amount as of Beginning of Due Period                      0.00

   6.  Prefunded Amount as of End of Due Period                            0.00

W. Interest Reserve Account

   1.  Interest Reserve Amount as of previous Distribution Date            0.00

   2.  Interest received into Interest Reserve Account                     0.00

   3.  Carrying Charges, if any, to be paid on upcoming
           Distribution Date                                               0.00

   4.  Interest Reserve Amount as of Upcoming Distribution Date            0.00

X. Ratios
    1.  Cumulative Loss Ratio
       A.  The aggregate Net Liquidation Losses for all Contracts since the
           Cutoff Date through the end of the related Due Period.    114,253.65

       B.  The sum of the Principal Balance of the Contracts as of the
           Cutoff Date plus the Principal Balance of any Subsequent Contracts
           as of the related Subsequent Cutoff Date.               160000000.00

       C.  The Cumulative Loss Ratio for such Distribution Date ( the quotient
           of A. divided by B., expressed as a percentage).                0.00

    2.  Average Delinquency Ratio for such Distribution Date

       A. The Delinquency Amount (the Principal Balance of all Contracts that were delinquent 60 days or more as of the end of the
           Due Period.)                                            1,571,159.07

       B. The Delinquency Ratio computed by dividing (x) the Delinquency Amount during the immediately preceding Due Period by (y) the Principal Balance of the Contracts as of the beginning of the related Due
           Period for such Distribution Date.                              0.91%

       C.  The Delinquency Ratio for the prior Distribution Date.          0.63%

       D.  The Delinquency Ratio for the second prior Distribution         0.36%

       E.  The Average Delinquency Ratio (the arithmetic average
            of A. through C.)                                              0.63%

    3.  Average Loss Ratio for such Distribution Date

       A.  Net Liquidation Losses                                     82,331.66

       B. The Loss Ratio (the fraction derived by dividing (x) Net Liquidation Losses for all Contracts that became Liquidated Contracts during the immediately preceding Due Period multiplied by twelve by (y) the outstanding Principal Balances of all Contracts as of the beginning
           of the Due Period) for such Distribution Date                   0.57%

       C.  The Loss Ratio for the prior Distribution Date.                 0.21%

       D.  The Loss Ratio for the second prior Distribution Date.          0.01%

       E.  The Average Loss Ratio (the arithmetic average of A.
           through C.)                                                     0.26%


    4.  Computation of Reserve Fund Trigger Events:

       A.  Average Delinquency Ratio (if Average Delinquency Ratio >or=
       (i) 2.50% with respect to any Distribution Date which occurs within the period from the Closing Date to, and inclusive of, the first anniversary of the Closing Date, (ii) 3.00% respect to any Distribution Date which occurs within the period from the day after the first anniversary of the Closing Date to , and inclusive of, the second anniversary of the Closing Date, or (iii) 3.50% for any distribution occurs within the period from the day after the second anniversary of the Closing Date to, and inclusive of, the third anniversary of the Closing Date, or (iv) 4.00% for any Distribution Date following the third
        anniversary date of the Closing Date.                              0.63%

       B.  Average Loss Ratio (if Average Loss Ratio >or= (i) 2.75% with respect to any Distribution Date which occurs within the period from the Closing Date to, and inclusive of, the eighteen months following the Closing Date or (ii) 3.25% with respect to any Distribution Date which occurs following the eighteen month period following the
       Closing Date.                                                       0.26%

       C. Cumulative Loss Ratio (if Cumulative Loss Ratio >or= (i) .75% with respect to any Distribution Date which occurs within the period from the Closing Date to, and inclusive of, the first anniversary of the Closing Date, (ii) 1.50% with respect to any Distribution Date which occurs within the period from the day after the first anniversary of the Closing Date to, and inclusive of, the second anniversary of the Closing Date,
       (iii) 2.00% for any Distribution Date which occurs within the period from the day after the second anniversary of the Closing Date to, and inclusive of, the third anniversary of the Closing Date, or (iv) 2.50%
       following the third anniversary of the Closing Date.                0.26%


   SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


EAGLEMARK, INC.


By:  /s/ Donna Zarcone
Name:    Donna Zarcone
         Vice President and Chief Financial Officer



Dated: September 30, 1999